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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 7, 2002
                                                ---------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                    0-12255                 48-0948788
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas          66207
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         (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                                   No Changes.
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         (Former name or former address, if changed since last report.)




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Item 9.  Regulation FD Disclosure

Pursuant to Order No. 4-460 of the Securities and Exchange Commission, William
D. Zollars, Yellow Corporation's Chief Executive Officer, and Donald G. Barger, Jr., Yellow Corporation's Chief Financial Officer, have each executed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. These Statements have been delivered to the SEC today and are attached as Exhibits to this Report on Form 8-K.


Item 7. Exhibits

99.1   Statement of Chief Executive Officer pursuant to SEC order

99.2   Statement of Chief Financial Officer pursuant to SEC order





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       YELLOW CORPORATION
                                                --------------------------------
                                                          (Registrant)

Date:    August 7, 2002                         /s/   Donald G. Barger, Jr.
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                                                      Donald G. Barger, Jr.
                                                      Chief Financial Officer